©2025 Sera Prognostics, Inc. All rights reserved. PreTRM, Sera Prognostics and their logos are trademarks or registered trademarks of Sera Prognostics, Inc. in the United States.   In order to transform the experience into one with fewer uncertainties { WE AT SERA AIM TO CHANGE PREGNANCY CARE }

This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation, including statements regarding our strategy, future operations, future financial position, future revenue, projected costs, prospects, plans and objectives of management, are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. The company has no obligation to provide any updates to these forward-looking statements, even if its expectations change, whether as a result of new information, future events or otherwise, except as required by law. All forward-looking statements are expressly qualified in their entirety by this cautionary statement. Further information on potential factors, risks and uncertainties that could affect operating and financial results is included in the company’s Registration Statement on Form S-1, most recent Annual Report on Form 10-K, and/or subsequent Forms 10-Q, including in each case under the heading RISK FACTORS, and in the company’s other filings with the SEC. The information in this presentation should be considered in conjunction with a review of the company’s filings with the SEC including the information in the company’s Registration Statement on Form S-1, most recent Annual Report on Form 10-K, and/or subsequent Forms 10-Q, under the heading MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIALCONDITION AND RESULTS OF OPERATIONS. Safe Harbor Statement

DID YOU KNOW?

Preterm Birth is a Persistent Clinical & Economic Challenge



1 *in* 10 **BABIES** ARE BORN TOO SOON[1]

Preterm birth contributes to **34.2%** of newborn deaths[2]



The US rate rose from **9.4%** *to* **10.4%** 2013-2023[3]

Preterm birth causes numerous medical issues requiring more hospital time and pediatric visits[4,5]

References: 1. Osterman MJK, Hamilton BE, Martin JA, Driscoll AK, Valenzuela CP. Births: Final Data for 2022. Natl Vital Stat Rep. 2024 Apr;73(2):1-56. PMID: 38625869. 2. Callaghan WM, et al. The contribution of preterm birth to infant mortality rates in the United States. Pediatrics. 2006 Oct;118(4):1566-73. 3. March of Dimes 2024 report,. 4. Howson CP, et al. Born Too Soon: Preterm birth matters. Reprod Health 10, S1 (2013). 5. Crump C, et al. Prevalence of Survival Without Major Comorbidities Among Adults Born Prematurely. JAMA. 2019 Oct 22;322(16):1580-1588.

©2025 Sera Prognostics, Inc. All rights reserved. PreTRM, Sera Prognostics and their logos are trademarks or registered trademarks of Sera Prognostics, Inc. in the United States.

SERA PROGNOSTICS®
The Pregnancy Company®

Preterm birth is a prevalent complication and a leading cause of neonatal morbidity and mortality

Preterm Birth
Any birth before 37 weeks of gestation

Prevalence
10.4% in 2022[1]

Mortality
34.2% of newborn deaths are attributed to preterm birth[2]

Neonatal outcomes are dependent on gestational age at birth[3]

Major Morbidities: Persistent pulmonary hypertension; Intraventricular hemorrhage grade II/IV; Seizures; Hypoxic-ischemic encephalopathy; Necrotizing enterocolitis stage II/III; Bronchopulmonary dysplasia

Minor Morbidities: Intraventricular hemorrhage grade I/II; Necrotizing enterocolitis stage I; Respiratory distress syndrome; Hyperbilirubinemia requiring treatment; Hypotension requiring treatment



80
70
60
50
40
30
20
10
0
Death
Major Morbidity
Minor Morbidity
23
24
25
26
27
28
29
30
31
32
33
34
35
36
Weeks of Gestation

Median hospital length of stay by gestational week (Aetna)[4]



Median Length of Stay (days)
92
81
64
44
28
14
3
2
24
25-26
27-28
29-30
31-32
33-34
35-36
Full Term
Weeks of Gestation

References: 1. Martin JA, Hamilton BE, Osterman MJK. Births in the United States, 2022. NCHS Data Brief 2023; (477): 1-8.. **2.** Callaghan WM, et al. The contribution of preterm birth to infant mortality rates in the United States. Pediatrics. 2006 Oct;118(4):1566-73. **3.** Manuck TA, et al. Preterm neonatal morbidity and mortality by gestational age: a contemporary cohort. Am J Obstet Gynecol. 2016;215(1):103. 4. Beam et al, Estimates of healthcare spending for preterm and low-birthweight infants in a commercially insured population: 2008-2016, Journal of Perinatology (2020) 40:1091–1099.

©2025 Sera Prognostics, Inc. All rights reserved. PreTRM, Sera Prognostics and their logos are trademarks or registered trademarks of Sera Prognostics, Inc. in the United States.

SERA PROGNOSTICS®
The Pregnancy Company®

The health impacts of preterm birth drive increased expenditures, with significant cost of care reductions as gestational age at birth increases

In the U.S., the cost to manage the complications of prematurity in 2016 was on average,

$64,815

per preterm birth[1]

The lifetime costs associated with preterm birth are estimated to be

10 times higher

than those associated with a full-term birth in the U.S.[2]

Preterm births account for

61% of neonatal costs

for in-hospital deliveries[2]



Full Term
35-36
33-34
31-32
29-30
27-28
25-26
24
Gestational age at birth (weeks)
Expenditure distributions stratified by gestational age³
$500
1K
5K
10K
25K
50K
100K
250K
500K
1M
2.5M
5M
TOTAL 6-MONTH EXPENDITURE

References:

1. Waitzman NJ, et al. Updating National Preterm Birth Costs to 2016 with Separate Estimates for Individual States: Final Report to the March of Dimes. Available from: marchofdimes.org/peristats/documents/Cost_of_Prematurity_2019.pdf

2. Phibbs CS, et al. Birth Hospitalization Costs and Days of Care for Mothers and Neonates in California, 2009-2011. J Pediatr. 2019 Jan; 204:118-125.e14.

3. Beam et al, Estimates of healthcare spending for preterm and low-birthweight infants in a commercially insured population: 2008-2016, Journal of Perinatology (2020) 40:1091–1099.

©2025 Sera Prognostics, Inc. All rights reserved. PreTRM, Sera Prognostics and their logos are trademarks or registered trademarks of Sera Prognostics, Inc. in the United States.

SERA PROGNOSTICS®
The Pregnancy Company®

50%

OF PREGNANT WOMEN *who deliver prematurely have no known risk factors*[1]

IDENTIFYING PATIENTS AT HIGHER RISK OF PRETERM BIRTH IS A CLINICAL CHALLENGE



ACOG defined characteristics of an effective screening program

> "Importantly, an effective treatment to reduce PTB should be available, and the screening program should be feasible, cost-effective, and accessible to all patients.[3]"

References: 1. Institute of Medicine Committee on Understanding Premature Birth and Assuring Healthy Outcomes. Preterm Birth: Causes, Consequences, and Prevention. Washington (DC): National Academies Press; 2007. 2. Iams JD, et al. Prevention of Preterm Parturition N Engl J Med 2014;370:254-61. DOI: 10.1056/NEJMcp1103640 3. American College of Obstetricians and Gynecologists' Committee on Practice Bulletins—Obstetrics. Prediction and Prevention of Spontaneous Preterm Birth: ACOG Practice Bulletin, Number 234. Obstetrics Gynecol. 2021 Aug 1;138(2):e65-e90. doi: 10.1097/AOG.0000000000004479. PMID: 34293771.

©2025 Sera Prognostics, Inc. All rights reserved. PreTRM, Sera Prognostics and their logos are trademarks or registered trademarks of Sera Prognostics, Inc. in the United States.

SERA PROGNOSTICS®
The Pregnancy Company®

Given the limitations of current screening practices for pregnancy complications, scientists at Sera discovered a biomarker risk predictor that fills a critical diagnostic gap Proteomics provide insights into the biology of each pregnancy and go beyond genetic inheritance Proteins reflect the functions of specific cells allowing for early detection and intervention before symptoms arise The answers are provided by PROTEOMICS ©2025 Sera Prognostics, Inc. All rights reserved. PreTRM, Sera Prognostics and their logos are trademarks or registered trademarks of Sera Prognostics, Inc. in the United States.

©2025 Sera Prognostics, Inc. All rights reserved. PreTRM, Sera Prognostics and their logos are trademarks or registered trademarks of Sera Prognostics, Inc. in the United States.   Biologically important proteins are powerful predictors of spontaneous preterm birth, PreTRM® looks at each and their interaction 1. Sitar T, et al. Structural basis for the inhibition of insulin-like growth factors by insulin-like growth factor-binding proteins. Proc Natl Acad Sci USA 2006 103: 13028-13033. 2. Grishkovskaya I, et al. Resolution of a disordered region at the entrance of the human sex hormone-binding globulin steroid-binding site. J Mol Biol. 2002 318: 621-626. 3. Internal data on file.

SERA'S PRETRM® TEST IS VALIDATED FOR PREDICTION DURING WEEKS 18-20 OF PREGNANCY

PAPR Validation Study[1]

(n=5501, 11 centers)

- The PreTRM® Test is highly predictive of spontaneous preterm birth with a single blood draw between 18 and 20 6/7 weeks of gestation[2]
- Three Independent Studies (discovery, verification, validation) reported in a large, multi-center trial
- Published as Editor's Choice article in American Journal of Obstetrics & Gynecology (May 2016)

References
1. Saade GR, et al. development and validation of spontaneous preterm delivery predictor in asymptomatic women. Am J Obstet Gynecol. 2016;214:633e1-24.
2. Burchard, J., et al. Better Estimation of Spontaneous Preterm Birth Prediction Performance through Gestational Age Dating. J. Clin. Med. 2022, 11, 2885. doi.org/10.3390/jcm11102885

©2025 Sera Prognostics, Inc. All rights reserved. PreTRM, Sera Prognostics and their logos are trademarks or registered trademarks of Sera Prognostics, Inc. in the United States.

SERA PROGNOSTICS® The Pregnancy Company®

Results delivered in an average of five days from a CLIA-certified, CAP-accredited lab Blood sample kits are provided for testing during 180/7-206/7 weeks with prepaid shipment to Sera’s lab Sample collection can be performed by staff and aligns with preexisting appointments ©2025 Sera Prognostics, Inc. All rights reserved. PreTRM, Sera Prognostics and their logos are trademarks or registered trademarks of Sera Prognostics, Inc. in the United States.   { OUR TESTING PROCESS SEAMLESSLY INTEGRATES INTO WOMEN’S HEALTH CLINICS } PreTRM® was designed to meet ACOG’s criteria to screen women without obvious risk factors for preterm birth

KIT CONTENTS THE PRETRM® TEST The first of its kind to detect premature birth The PreTRM® Test predicts a patient’s individual risk of spontaneous preterm delivery in asymptomatic singleton pregnancies through a single blood draw performed during weeks 18 through 20 of gestational age. ©2025 Sera Prognostics, Inc. All rights reserved. PreTRM, Sera Prognostics and their logos are trademarks or registered trademarks of Sera Prognostics, Inc. in the United States.

Patients identified as higher risk by the PreTRM Test are at increased risk for*: Final Communicates a patient’s risk of spontaneous preterm birth & helps physicians engage with patients TEST REPORT Spontaneous preterm birth Severe adverse neonatal outcomes Longer neonatal hospital length of stay Reference: Burchard J, et al. Clinical Validation of a Proteomic Biomarker Threshold for Increased Risk of Spontaneous Preterm Birth and Associated Clinical Outcomes: A Replication Study. J. Clin. Med. 2021, 10, 5088. doi: 10.3390/jcm10215088. Available at https://www.mdpi.com/2077-0383/10/21/5088 ©2025 Sera Prognostics, Inc. All rights reserved. PreTRM, Sera Prognostics and their logos are trademarks or registered trademarks of Sera Prognostics, Inc. in the United States.

AS A RISK STRATIFICATION BIOMARKER TEST

PreTRM® identifies those who may benefit most from targeted preterm birth interventions

PreTRM TESTING CRITERIA

- Single Fetus
- No History of Preterm Birth
- Unknown or Normal Cervical Length
- Intact Membranes
- No Signs of Preterm Labor



Patient Presents to Prenatal Care Provider
Is Patient <21 Weeks Gestation?
NO
Does Patient Meet PreTRM® Testing Criteria*?
NO
Follow Patient with Regularly Scheduled Office Visits
Provider Orders PreTRM® Blood Test Drawn at 18 Weeks to 20 Weeks-6 Days
Results Sent to Provider Office Within 5 Days
Do Test Results Show Higher Risk for Spontaneous Preterm Birth?
NO
YES
CARE MANAGEMENT
Refer patient to care management services for weekly phone outreach & assessment
PROGESTERONE SUPPLEMENTATION
Start daily vaginal progesterone 200mg
LOW-DOSE ASPIRIN
Start LDA 81mg/day until 36 Weeks

TARGETED INTERVENTION BUNDLE

This is an example clinical protocol from a large integrated system. Sera does not give medical advice or endorse any specific protocol for any specific practice or patient. You should customize this document to fit your practice and its treatment protocols.

SERA PROGNOSTICS®
The Pregnancy Company®

Clinical Utility Validation PreTRM value has been demonstrated in multiple studies Biomarker Validation Studies PAPR Study (2016) 5,501 patients 11 sites Historical Controlled Trial AVERT PRETERM TRIAL (2024) 1,460 patients screened compared to 10,000 historical controls single site ©2025 Sera Prognostics, Inc. All rights reserved. PreTRM, Sera Prognostics and their logos are trademarks or registered trademarks of Sera Prognostics, Inc. in the United States.   Randomized Controlled Trial PRIME TRIAL (2025) 5,018 patients 19 sites diagnostics
Impact Factor 3.0
CiteScore 4.7
Published in PubMed
ISSN 2075-4418
Effectiveness of a Preterm
Birth Risk Biomarker
Test-and-Treatment Strategy
Volume 14 · Issue 14 July-2 2024
MDPI

The AVERT PRETERM Trial studied the health impacts of the PreTRM® test-and-treat strategy

Neonatal outcomes after proteomic biomarker guided intervention: **The AVERT PRETERM TRIAL**

STUDY DESIGN

Screened with the PreTRM® Test

- High Risk
  - Treated with Interventions — N=279 (mITT and ITT)
    - **Care management**
    - **Daily open label vaginal progesterone 200mg**
    - **Daily aspirin 81mg**
  - Declined Treatment — N=214 (ITT)
- Low Risk
  - Normal Care — N=939 (mITT and ITT)

Historical Controls → Historical Controls — N=10,000

June 2018 — September 2020
ChristianaCare Hospital (Newark, DE)

Black women comprised 26.5% of study participants, reflecting racial diversity as compared to the U.S. population

The AVERT study characterized the benefits of the PreTRM test-and-treat strategy.

Reference: Hoffman MK, Kitto C, Zhang Z, Shi J, Walker MG, Shahbaba B, Ruhstaller K. Neonatal Outcomes after Maternal Biomarker-Guided Preterm Birth Intervention: The AVERT PRETERM Trial. Diagnostics. 2024; 14(14):1462. https://doi.org/10.3390/diagnostics14141462

©2025 Sera Prognostics, Inc. All rights reserved. PreTRM, Sera Prognostics and their logos are trademarks or registered trademarks of Sera Prognostics, Inc. in the United States.

SERA PROGNOSTICS®
The Pregnancy Company®

AVERT STUDY RESULTS

PreTRM helped reduce the length of time a baby spent in the hospital on average by one week



Neonatal length of hospital stay (days)
for babies with the longest hospital stays
Probability of Not Discharged
100%
80%
60%
40%
20%
0%
0
20
40
60
80
100
120
140
160
180
Length of stay (days)
Mean:
27.83 Days
Mean:
35.30 Days
Cox PH P=0.01
Historical
Prospective



Reduction in neonatal hospital length of stay
7 Days

Reference: Hoffman MK, Kitto C, Zhang Z, Shi J, Walker MG, Shahbaba B, Ruhstaller K. Neonatal Outcomes after Maternal Biomarker-Guided Preterm Birth Intervention: The AVERT PRETERM Trial. Diagnostics. 2024; 14(14):1462. https://doi.org/10.3390/diagnostics14141462

©2025 Sera Prognostics, Inc. All rights reserved. PreTRM, Sera Prognostics and their logos are trademarks or registered trademarks of Sera Prognostics, Inc. in the United States.

AVERT STUDY RESULTS

Severe morbidity and mortality rates were significantly reduced

NMI Scores

NMI scores were significantly reduced in the prospective arm vs the historical arm

(OR 0.81; 95% CI 0.67-0.98; P=0.03)

18% Reduction

18% reduction in severe neonatal morbidity and mortality*

(probability of NMI ≥ 3)

*Severe neonatal morbidity and mortality are defined as Neonatal Composite Morbidity & Mortality Index (NMI) ≥3

0-4 score given (4 = infant mortality)

The score increases by 1 point for each additional diagnosis of:

- Respiratory distress syndrome
- Bronchopulmonary dysplasia
- Intraventricular hemorrhage grade III or IV
- All stages of necrotizing enterocolitis
- Periventricular leukomalacia
- Proven severe sepsis

The scale uses NICU stays to determine index scores if the length of stay gives a higher score than concomitant diagnoses: 1-4 days give a score of 1, 5-20 days a score of 2 and >20 days a score of 3.1

Reference: Hoffman MK, Kitto C, Zhang Z, Shi J, Walker MG, Shahbaba B, Ruhstaller K. Neonatal Outcomes after Maternal Biomarker-Guided Preterm Birth Intervention: The AVERT PRETERM Trial. Diagnostics. 2024; 14(14):1462. https://doi.org/10.3390/diagnostics14141462

©2025 Sera Prognostics, Inc. All rights reserved. PreTRM, Sera Prognostics and their logos are trademarks or registered trademarks of Sera Prognostics, Inc. in the United States.

SERA PROGNOSTICS®
The Pregnancy Company®

Mother A
without PreTRM



Mother B
with PreTRM

	Mother A *without* PreTRM	Mother B *with* PreTRM
Risk of Singleton Spontaneous Preterm Birth	○ Perceived as low-risk ○ Normal cervical length ○ No history of preterm birth	○ **Higher-risk result from the PreTRM Test**
Medical Management	Standard care	○ **Weekly nurse calls** ○ **Daily open label vaginal progesterone 200mg** ○ **Daily aspirin 81mg**
Gestational Age at Birth	30 $^{0/7}$ weeks	**32 $^{0/7}$ weeks**
Outcomes	○ Necrotizing enterocolitis stage II/III ○ Respiratory distress syndrome[1]	○ **Necrotizing enterocolitis stage I**
Time Spent in Hospital	40 days[1]	**12 days**

The PreTRM® Test is the first step to reduce the harms of preterm birth

AVERT OUTCOMES:

- Increased gestational age at birth on average by 2.48 weeks for babies born before 32 weeks gestation)[2]
- 18% reduction in severe neonatal morbidity and mortality)[2]
- An average of 28-day reduction in neonatal hospital length of stay for babies born before 32 weeks gestation)[2]

References:
1. Manuck TA, et al. Preterm neonatal morbidity and mortality by gestational age: a contemporary cohort. Am J Obstet Gynecol. 2016;215(1):103. **2.** Hoffman MK, Kitto C, Zhang Z, Shi J, Walker MG, Shahbaba B, Ruhstaller K. Neonatal Outcomes after Maternal Biomarker-Guided Preterm Birth Intervention: The AVERT PRETERM Trial. Diagnostics. 2024; 14(14):1462. https://doi.org/10.3390/diagnostics14141462

©2025 Sera Prognostics, Inc. All rights reserved. PreTRM, Sera Prognostics and their logos are trademarks or registered trademarks of Sera Prognostics, Inc. in the United States.

SERA PROGNOSTICS®
The Pregnancy Company®

AVERT Study Results

Gestational Age at Birth, Neonatal Hospital Length of Stay, and NICU Length of Stay

Outcome	Population	Analysis Group	Adjusted Hazard Ratio	*P*
NNLOS	mITT	All participants		<0.001
	ITT	All participants		<0.001
NICU LOS	mITT	All participants		0.005
		Admitted to NICU		0.009
	ITT	All participants		0.012
		Admitted to NICU		0.006
GAB	mITT	<32 weeks' gestation		0.029
	ITT	<32 weeks' gestation		0.045



Adjusted Hazard Ratio
0.5
1.0
1.5
2.0
2.5
3.0
3.5

Neonatal Morbidity and Mortality, Preterm Birth, and Spontaneous Preterm Birth

Outcome	Population	Gestational Age (weeks)	Historical N (%)	Prospective N (%)	Adjusted Odds Ratio	*P*
NMI	mITT					0.031
	ITT					0.029
PTB	mITT	<37	710 (7.1)	100 (8.2)		0.791
		<35	311 (3.1)	36 (3.0)		0.102
		<32	155 (1.6)	15 (1.2)		0.102
		<28	89 (0.9)	3 (0.2)		0.019
	ITT	<37	710 (7.1)	114 (8.0)		0.978
		<35	311 (3.1)	41 (2.9)		0.058
		<32	155 (1.6)	17 (1.2)		0.049
		<28	89 (0.9)	5 (0.3)		0.015
sPTB	mITT	<37	391 (3.9)	45 (3.7)		0.502
		<35	159 (1.6)	15 (1.2)		0.129
		<32	74 (0.7)	4 (0.3)		0.062
		<28	44 (0.4)	1 (0.1)		0.085
	ITT	<37	391 (3.9)	52 (3.6)		0.441
		<35	159 (1.6)	18 (1.3)		0.139
		<32	74 (0.7)	4 (0.3)		0.032
		<28	74 (0.7)	1 (0.1)		0.060



Adjusted Odds Ratio
0
0.5
1.0
1.5

The AVERT study achieved statistically significant reductions in neonatal length of stay (NNLOS)* and neonatal morbidity/mortality (NMI), its two co-primary outcomes, in the mITT population

- In the full mITT and ITT population neonates were discharged earlier from the hospital.
- NMI, significant in the full mITT primary analysis, remained significant in the full ITT population.
- NICU LOS was observed to be significantly reduced in the mITT and ITT populations.
- The number of patients needed to screen to reduce one NICU day was calculated to be between 3 and 4**
- The odds of PTB and sPTB at several gestational age cut-offs was either significantly reduced or showed a trend in the direction of benefit in both the mITT and ITT populations.

*Among those babies with the longest stays
**Internal data on file
NNLOS: Neonatal hospital length of stay
NICU LOS: NICU length of stay
GAB: Gestational age at birth
NMI: Neonatal morbidity and mortality, evaluated using a composite index
PTB: Preterm birth
sPTB: Spontaneous preterm birth
mITT: Modified intent-to-treat
ITT: Intent-to-treat

Reference: Hoffman MK, Kitto C, Zhang Z, Shi J, Walker MG, Shahbaba B, Ruhstaller K. Neonatal Outcomes after Maternal Biomarker-Guided Preterm Birth Intervention: The AVERT PRETERM Trial. Diagnostics. 2024; 14(14):1462. https://doi.org/10.3390/diagnostics14141462

©2025 Sera Prognostics, Inc. All rights reserved. PreTRM, Sera Prognostics and their logos are trademarks or registered trademarks of Sera Prognostics, Inc. in the United States.

A pioneering clinical trial assessing the efficacy of the PreTRM Test and preventive interventions in lowering the occurrence of adverse pregnancy outcomes ©2025 Sera Prognostics, Inc. All rights reserved. PreTRM, Sera Prognostics and their logos are trademarks or registered trademarks of Sera Prognostics, Inc. in the United States.   PRIME STUDY In 2024, Sera completed a pivotal multicenter national trial: PRIME Prematurity Risk Assessment Combined With Clinical Interventions for Improving Neonatal outcoMEs (PRIME) Achievement of a primary endpoint resulted in the early termination of the study

PRIME TRIAL

Study design of the Prematurity Risk Assessment Combined with Clinical Interventions for Improving Neonatal Outcomes

The Randomized Controlled Trial Involved:

19 U.S. sites, including community practices and university-based or -associated medical centers

From November 2020 – December 2023

Full Analysis:
All participants and their neonates with complete data through follow-up

mITT= modified intention-to-treat

The mITT population includes all intention-to-treat participants: (1) for whom both co-primary outcomes are known; and (2) who have been randomized to the control arm or received a not-higher-risk test result in the prevention arm, or consented to and initiated treatment, before 24 weeks and 0 days of gestation, after receiving a higher-risk test result in the prevention arm. Enrolled individuals who were subsequently diagnosed with COVID-19 and evaluated in a hospital setting during pregnancy were also excluded from mITT analyses.



Enrolled and Randomized
1:1 N=5018
Screened Arm
Control Arm
Higher-Risk
Not-Higher Risk
Full Analysis
Full Analysis
Full Analysis Set
Treated with Interventions
mITT Analysis
mITT Analysis

- Care management
- Daily open label vaginal progesterone 200mg
- Daily aspirin 81mg

CONFIDENTIAL

Reference: Internal data on file.

©2025 Sera Prognostics, Inc. All rights reserved. PreTRM, Sera Prognostics and their logos are trademarks or registered trademarks of Sera Prognostics, Inc. in the United States.

SERA PROGNOSTICS® The Pregnancy Company®

PRIME TRIAL

Excerpt from Abstract, The Pregnancy Journal: The Prematurity Risk Assessment Combined with Clinical Interventions for Improving Neonatal Outcomes

TABLE 1

Modified intent-to-treat analysis of co-primary endpoints

Variable	Measure	N	Adjusted Rate (95% CI)*	P
NMI	Odds Ratio	4468	0.75 (0.62-0.91)	0.003
NNLOS	Hazard Ratio	437	0.82 (0.68-0.99)	0.044

NMI, neonatal morbidity index; NNLOS, neonatal hospital length of stay.

*Controlled for parity, pre-enrollment aspirin use, and COVID-19 positivity.

'Prespecified alpha reserved for final analysis was 0.0482 post-interim analysis.

'Ordinal logistic regression analysis in entire mITT population; prevention versus control arm. An odds ratio <1 reflects lower NMI scores in the prevention arm.

*Cox regression analysis in a prespecified quantile (~10%) of longest stays; control versus prevention arm. A hazard ratio <1 reflects shorter length of hospital stay in the prevention arm.

TABLE 2

Neonatal outcomes in the intent-to-treat population

Full Analysis Set of the Intent-to-Treat-Population*			
Variable	Measure	Adjusted Rate (95% CI)*	P
NMI	Odds ratio of increased NMI	0.80 (0.66-0.96)	0.015
NNLOS	Ratio of average days in hospital	0.91 (0.88-0.94)	<0.001
NICULOS	Ratio of average days in NICU	0.92 (0.88-0.97)	0.003
NICU Admission	Odds ratio of NICU admission	0.78 (0.65-0.93)	0.006
Intent-to-Treat Population with Multiple Imputation (N=5018)			
NMI	Odds ratio of increased NMI	0.80 (0.67-0.96)	0.019
NNLOS	Ratio of average days in hospital	0.92 (0.98-0.95)	<0.001
NNLOS	Ratio of average days in NICU	0.94 (0.89-0.99)	0.017
NICU Admission	Odds ratio of NICU admission	0.80 (0.67-0.96)	0.018

•Full analysis set is the intent-to-treat population minus 4.9% with missing data.

•Prevention versus control; adjusted for parity, pre-enrollment aspirin use, and COVID-19 positivity.

'Odds ratio; ordinal logistic regression (NMI), logistic regression (NICU admission).

'incidence rate ratio; Poisson regression.

Incidence rate ratio; zero-inflated Poisson regression.

*Reductions in NICU admissions and NICULOS (time spent in the NICU) contribute independently to overall NICU day reductions across

Reference: Internal data on file.

©2025 Sera Prognostics, Inc. All rights reserved. PreTRM, Sera Prognostics and their logos are trademarks or registered trademarks of Sera Prognostics, Inc. in the United States.

Number Needed to Screen to prevent NICU admission is a critical metric of test performance for commercialization: PreTRM® Test shows powerful results



The number of patients needed to screen (NNS) to improve a clinical outcome is a convenient and widely used metric that informs both the economic and clinical impact of a screening test.

- The lower the NNS the better.
- The NNS established evidence-based tests recommended by societies can be compared to PreTRM's screen-and-treat approach

Number Needed to Screen to Prevent NICU Admissions:

150	50	40	~4
TVCL + Progesterone[1]	**Glucose Testing[2]**	**PreTRM Test[3]**	**Number Needed to Screen for PreTRM to prevent 1 NICU Day[4]**

References: 1. Am J Obstet Gynecol. 2016 February ; 214(2): 235–242. doi:10.1016/j.ajog.2015.09.102. 2. JAMA. 2021;326(6):531-538. doi:10.1001/jama.2021.11922. 3. Estimate based on 20% admission reduction reported in abstract of PRIME study, The Pregnancy Journal, and public information on national prevalence of NICU admission. 4. Data on File.

©2025 Sera Prognostics, Inc. All rights reserved. PreTRM, Sera Prognostics and their logos are trademarks or registered trademarks of Sera Prognostics, Inc. in the United States.

SERA PROGNOSTICS® The Pregnancy Company®

Number Needed to Screen to prevent NICU admission is a critical metric of test performance for Commercialization: PreTRM® Test shows powerful results

The number of patients needed to screen (NNS) to improve a clinical outcome is a convenient and widely used metric that informs both the economic and clinical impact of a screening test

- The lower the NNS the better
- The NNS for established evidence-based tests recommended by the professional societies can be compared to PreTRM's screen-and-treat approach

Number Needed to Screen to prevent NICU admission: widely adopted tests v PreTRM

150	Transvaginal Ultrasound Cervical Length + Progesterone to prevent NICU Admission[1]
50	Glucose screening test to prevent NICU Admission[2]
40	Sera PreTRM risk screening test to prevent NICU Admission

Number Needed to Screen for PreTRM to prevent 1 NICU day

~4	Demonstrated in AVERT study[3]

References: 1. Am J Obstet Gynecol. 2016 February ; 214(2): 235–242. doi:10.1016/j.ajog.2015.09.102. 2.JAMA. 2021;326(6):531-538. doi:10.1001/jama.2021.11922. 3. Data on file

©2025 Sera Prognostics, Inc. All rights reserved. PreTRM, Sera Prognostics and their logos are trademarks or registered trademarks of Sera Prognostics, Inc. in the United States.

SERA PROGNOSTICS® The Pregnancy Company®

39,733

pregnancies eligible for PreTRM® and screened

→ **Test costs**

$29,790

13,920

higher-risk

7,656

accept interventions

→ **Intervention costs**

$9,187

10,750

NICU days reduced (NNS=3.7)

→ **Cost offsets**

$53,750

5 MILLION COVERED LIVES

Total cost saving

~$15M

Economic value of PreTRM® from a Typical Fee-for-Service Payer's Perspective

Source: Sera Economic Model leveraging inputs of costs of care from Elevance model: Burchard J, et al. Clinical and economic utility of a preterm birth predictor derived from an analysis of a large and diverse pregnancy cohort. medRxiv. 2021.09.08.21262940 .

©2025 Sera Prognostics, Inc. All rights reserved. PreTRM, Sera Prognostics and their logos are trademarks or registered trademarks of Sera Prognostics, Inc. in the United States.

SERA PROGNOSTICS® The Pregnancy Company®

Economic Utility Study

Published Elevance Cost-Effectiveness Model

Elevance Claims Data

Analysis of >40,000 mothers and babies within commercially insured Elevance membership

- Evaluated screening with PreTRM along with proactive interventions given to PreTRM-higher risk patients vs. standard care
- Demonstrated robust clinical and economic impacts of the PreTRM test-and-treat strategy

Results-

- 20% reduction in preterm birth rates
- $1,608 gross savings, excluding a $745 PreTRM list price per pregnant woman (amortized over all pregnancies including non-tested)
- 10% reduction in neonatal intensive care admissions
- 7% reduction in overall hospital length-of-stay
- 33% reduction in births <32 weeks
- The test-and-treat strategy is dominant with respect to cost savings across all conservative probabilistic sensitivity analyses and scenarios

References: 1. Burchard J, et al. Clinical and economic utility of a preterm birth predictor derived from an analysis of a large and diverse pregnancy cohort. medRxiv. 2021.09.08.21262940.

©2025 Sera Prognostics, Inc. All rights reserved. PreTRM, Sera Prognostics and their logos are trademarks or registered trademarks of Sera Prognostics, Inc. in the United States.

SERA PROGNOSTICS® The Pregnancy Company®

At a 6-week post-partum appointment, I walked into the exam room and my patient greeted me with a big smile and said...

"I'm so grateful for the PreTRM test!"

Because after she took it, the results showed an extremely high risk for preterm labor. We worked together during the next 4 months and the outcome was a vaginal delivery, at term, with a healthy baby. My patient then told me...

"I came home from the hospital with a healthy baby I can hold. My friend can only touch her baby in an incubator."

My patient then explained she'd just returned from a visit with a friend who was also pregnant—with a due date close to her own. The friend had a preterm delivery. She did not have the PreTRM test available to her and now both mom and baby were in the NICU.

"I'm so glad we did the PreTRM test."



Dr. Barbi Phelps-Sandall shares a patient pregnancy story

SERA PROGNOSTICS®
The Pregnancy Company®

©2025 Sera Prognostics, Inc. All rights reserved. PreTRM, Sera Prognostics and their logos are trademarks or registered trademarks of Sera Prognostics, Inc. in the United States.

Next Milestones Publications Commercialization: Driving Next Inflection Point Reimbursement Guidelines Regulatory Additional Evidence ©2025 Sera Prognostics, Inc. All rights reserved. PreTRM, Sera Prognostics and their logos are trademarks or registered trademarks of Sera Prognostics, Inc. in the United States.

PRIME and AVERT Publications Awareness campaigns Early adopter cadre Institutional focus Awareness Building & Evidence Dissemination OUR FOCUS Pathway to Reaching Commercial Inflection Physician Demand & Early Payer Coverage Guidelines Inclusion Broad Payer Coverage & Reimbursement PRIME and AVERT Publications Awareness campaigns Early adopter cadre Institutional focus ACOG Bulletin 234 Engagement with SMFM leadership Development of PreTRM champions Review when evidence is sufficient for recommendation PRIME and AVERT publications Health Economics publication RWE study publication GRADE assessment of evidence ©2025 Sera Prognostics, Inc. All rights reserved. PreTRM, Sera Prognostics and their logos are trademarks or registered trademarks of Sera Prognostics, Inc. in the United States.

There are examples of a pivotal RCT leading to a speedy ACOG practice advisory announcement...and then others that required more time & evidence to change guidelines.

HERE ARE (3) CASE STUDIES

1

Chronic Hypertension and Pregnancy (CHAP) Study led to an update in ACOG guidance

Study published in April 2022 in NEJM: demonstrated that utilizing a treatment threshold of 140/90 (vs. 160/105) for pregnant people with chronic hypertension provides improved outcomes

2

ACOG recommended antenatal steroids in October 2017 with one pivotal study:

SMFM presentation January 2016 by Cynthia Gyamfi-Bannerman, published in NEJM later that year[1]

3

ACOG recommended NIPT as an option to be "discussed and offered to all patients early in pregnancy, regardless of maternal age or baseline risk" in Oct '20 via practice bulletin with 87 references:

- 1 Level I (Harmony/Roche RCT)
- 23 Level II-2
- 27 Level II-3
- 27 Level III & 9 systemic revie/meta-analysis

ACOG is conservative with their approach to recommending novel diagnostics

Time to commercial inflection point influenced by guideline inclusion, can be supported by continued physician awareness building & community

Source: ACOG website, expert interviews. [1]Gyamfi-Bannerman C, Thom EA, Blackwell SC, et al; NICHD Maternal–Fetal Medicine Units Network. Antenatal betamethasone for women at risk for late preterm delivery. *N Engl J Med.* 2016;374(14):1311-1320. doi:10.1056/NEJMoa1516783

©2025 Sera Prognostics, Inc. All rights reserved. PreTRM, Sera Prognostics and their logos are trademarks or registered trademarks of Sera Prognostics, Inc. in the United States.

SERA PROGNOSTICS® The Pregnancy Company®

SERA'S STRONG BALANCE SHEET

Sera cash position extends well into 2027 to support reaching seminal revenue inflection point

With **<$30M annual operating spend**, strong balance sheet allows Sera to push full steam ahead on Commercialization to reach seminal inflection point


$
$
$
$
$
$
~$75M

Q3 2024 earnings release highlights balance of ~$75M cash on Sera's balance sheet

SERA PROGNOSTICS®
The Pregnancy Company®

Source: Sera Q3 2024 10Q.

Sera Leadership Team Zhenya Lindgardt President & CEO   • Former VP of Platform and Customer Engagement, Uber Technologies   • Former Senior Partner and Managing Director, The Boston Consulting Group • Former CEO, The Commons Project Foundation   • MBA, Harvard University Austin Aerts Chief Financial Officer   • Former VP, Finance and Corporate Controller, Sera   • Former finance team member, Myriad   • Former auditor, Ernst & Young LLP   • Master of Accounting University of Utah; CPA Jay Boniface, Ph.D. Chief Scientific Officer Robert G. Harrison Chief Information Officer Benjamin Jackson General Counsel Paul Kearney, Ph.D, Chief Data Officer Michael Foley, M.D. Medical Advisor Doug Roach VP of Commercial ©2025 Sera Prognostics, Inc. All rights reserved. PreTRM, Sera Prognostics and their logos are trademarks or registered trademarks of Sera Prognostics, Inc. in the United States.

As a result of the weekly check-ins & overall care management, I was well-informed and empowered to advocate for myself and my baby. “ ” BONNIE Actual PreTRM® patient ©2025 Sera Prognostics, Inc. All rights reserved. PreTRM, Sera Prognostics and their logos are trademarks or registered trademarks of Sera Prognostics, Inc. in the United States.

Educate Providers. Empower MOMS. HELP Babies. Advance Science. Elevate Care. Reach Maternity Deserts. Inform Payers. Evoke Change. TOGETHER, WE CAN DO BETTER ©2025 Sera Prognostics, Inc. All rights reserved. PreTRM, Sera Prognostics and their logos are trademarks or registered trademarks of Sera Prognostics, Inc. in the United States.